T. ROWE PRICE
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Dividend Growth Fund, Inc.

 Supplement to prospectus dated May 1, 1999
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   Effective March 31, 2000, the Portfolio Management paragraph on page 13 of the prospectus will be replaced with the following:

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Thomas J. Huber, Chairman, Giri Devulapally, Michael W. Holton, Stephen Jensen, David M. Lee, Donald J. Peters, and William J. Stromberg. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Huber joined T. Rowe Price in 1994 as an investment analyst and has served on the committee since 1998.

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 The date of this supplement is February 7, 2000.
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                                                                F58-041   2/7/00

   February 8, 2000


   Laura J. Riegel, Esquire

   Securities and Exchange Commission
   Division of Investment Management
   450 Fifth Street, N.W.
   Washington, D.C. 20549

   Re: T. Rowe Price Dividend Growth Fund, Inc.
       File Nos.: 033-49187/811-7055


   Dear Ms. Riegel:

   In accordance with the provisions of Rule 497 of the Securities Act of 1933, we are hereby filing the above-captioned Fund's sticker dated February 7, 2000.

   The purpose of the sticker is to revise the Portfolio Management paragraph on page 13 of the Prospectus

   If you have any questions about this filing, please give me a call at 410-345-6601 or, in my absence, Melissa Hill at 410-345-6646.

   Sincerely,

   /s/Forrest R. Foss

   Forrest R. Foss